Time Deposits (Details Narrative) - USD ($) $ in Millions	Dec. 31, 2021	Dec. 31, 2020
6. Time Deposits
Time deposits purchased through third party brokers, including certificates of deposit participated through the Certificate of Deposit Account Registry Service ("CDARS") on behalf of local customers	$ 11.1	$ 12.4
CDARS balances	$ 3.0	$ 4.3
Weighted average rate of brokered deposits	1.49%	1.43%